EXHIBIT 99.3
                                                                    ------------


                     ELECTION FORM AND LETTER OF TRANSMITTAL
                 TO ACCOMPANY CERTIFICATES FOR COMMON SHARES OF
                        MONTGOMERY FINANCIAL CORPORATION

         PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To:  The Fifth Third Bank, the Exchange Agent:


By Mail:       By Hand, Overnight Delivery,       By Facsimile (for Guarantee of
                    Service or Courier:                   Delivery only):

                                                         (___) ______-______



                   For confirmation telephone: (___) ___-____

                       For assistance with completing this
                Letter of Transmittal, please call (___) ___-____

Delivery of this  Letter of  Transmittal  to an address  other than as set forth above will not constitute a valid delivery.

                      ELECTION DEADLINE: ____________, 2001

 FAILURE TO COMPLETE SUBSTITUTE FORM W-9 MAY SUBJECT YOU TO BACK-UP WITHHOLDING.

---------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF CERTIFICATES
                                    OF MONTGOMERY COMMON SHARES SURRENDERED
---------------------------------------------------------------------------------------------------------
                                                             Certificate(s) Being Surrendered
Name(s) of Record Holder(s)                   (Attach additional list if necessary -- See Instruction 2)
As Shown on the Certificate(s)           ----------------------------------------------------------------
and Address(es)
of such Record Holder(s)                  Certificate          Number of Shares          Number of Shares
                                           Number(s)     Represented by Certificates        Surrendered
----------------------------------------  ------------   ---------------------------     ----------------
----------------------------------------  ------------   ---------------------------     ----------------

----------------------------------------  ------------   ---------------------------     ----------------

----------------------------------------  ------------   ---------------------------     ----------------

----------------------------------------  ------------   ---------------------------     ----------------
                                          Total Shares
---------------------------------------------------------------------------------------------------------

YOU MUST ENCLOSE ALL OF YOUR CERTIFICATES FOR YOUR MONTGOMERY COMMON SHARES WITH THIS LETTER OF TRANSMITTAL UNLESS THE GUARANTEE OF DELIVERY IS COMPLETED.
--------------------------------------------------------------------------------

     [ ]  Check here if certificate has been lost or destroyed (See  Instruction
          12)

     Completing and returning this Election Form and Letter of Transmittal does not have the effect of casting a vote with respect to approval of the Agreement and Plan of Reorganization and the related merger at the special meetings of Union Community and Montgomery shareholders. In order to cast a vote, you must separately complete, sign and return the proxy card or cards you received.

                                     1 of 12

     Pursuant to the Agreement and Plan of Reorganization, dated as of July 23, 2001 (the " Agreement"), by and among Union Community Bancorp ("Union Community"), Montgomery Financial Corporation ("Montgomery"), Montgomery Savings, A Federal Association, and Union Federal Savings and Loan Association, the undersigned hereby surrenders to the Exchange Agent the certificate(s) representing all of the common shares,$.01 par value, of Montgomery (the "Montgomery common shares") owned of record by the undersigned and hereby elects (the "Election"), in the manner indicated below, to have each Montgomery common share evidenced by such certificate(s) converted into the right to receive one (and only one) of the following:

     o 1.1244 shares (the "Stock Consideration") of Union Community common stock, without par value (the "Stock Election"), subject to proration as described in the accompanying joint proxy statement/prospectus dated November ___, 2001 (the "Proxy Statement") and set forth in the Agreement;

     o $15.00 in cash (the "Cash Consideration" and the "Cash Election"), subject to proration as described in the accompanying Proxy Statement and set forth in the Agreement; or

     o The Stock Consideration may be elected with respect to a portion of the undersigned's Montgomery common shares and the Cash Consideration with respect to a portion (i.e., the balance) of the undersigned's Montgomery common shares, subject to proration as described in the Proxy Statement and set forth in the Agreement (the "Mixed Election").

     If the undersigned does not mark one of the election boxes below, the undersigned will be deemed to have made "No Election" and will have his or her shares converted into cash and/or Union Community common stock as provided in the Agreement.

     The undersigned understands that the Election is subject to certain terms, conditions and limitations set forth in the Agreement and described in the accompanying Proxy Statement. A copy of the Agreement is attached to the Proxy Statement as Annex A. These terms, conditions and limitations include, but are not limited to, the fact that pursuant to the allocation procedure described in the Proxy Statement and set forth in the Agreement, holders may be subject to a proration process in which the holder receives a combination of the Cash Consideration and Stock Consideration for the holder's Montgomery common shares. All Elections are subject to the allocation procedures set forth in Section 3.01(c) of the Agreement. The allocation procedures are described under the caption "Election and Allocation Procedures" in the Proxy Statement. Holders of Montgomery common shares are urged to read the Agreement and Proxy Statement in their entirety before completing this Election Form and Letter of Transmittal.

     The undersigned understands that the definitive terms pursuant to which the merger will be effected in accordance with the Agreement, including the amount and form of consideration to be received by holders of Montgomery common shares, the effect of this Election Form and Letter of Transmittal, and certain conditions to the consummation of the merger, are summarized in the Proxy Statement and all of those definitive terms and conditions are set forth in full in the Agreement. The undersigned also understands that different tax consequences may be associated with each of the election options, and the undersigned is aware that those consequences are summarized in general terms in the Proxy Statement section entitled "Material Federal Income Tax Consequences."



                                     2 of 12

     The undersigned hereby makes the following election for all of the undersigned's Montgomery common shares owned of record and surrendered with this Election Form and Letter of Transmittal:
--------------------------------------------------------------------------------
                                    ELECTION
--------------------------------------------------------------------------------
Check one of the boxes below:

    [ ]   Stock Election

    [ ]   Cash Election

    [ ]   Mixed Election, Convert:

          _______________ Montgomery common shares into Cash Consideration

          _______________ Montgomery common shares into Stock Consideration
--------------------------------------------------------------------------------

     The Exchange Agent reserves the right to deem that the undersigned has made No Election if:

     o None of the above Elections is made or more than one of the above Elections is made; or

     o The undersigned fails to follow the instructions on this Election Form and Letter of Transmittal (including failure to submit share certificate(s) or a Guarantee of Delivery) or otherwise fails to properly make an election; or

     o A completed Election Form and Letter of Transmittal (including submission of the holder's share certificate(s) or a Guarantee of Delivery) is not received by the Exchange Agent by 5:00 p.m.,________ time, on ____________, 2001, unless this deadline is extended in accordance with the terms of the Agreement (the "Election Deadline"); or

     o The undersigned returns this Election Form and Letter of Transmittal with a Guarantee of Delivery but does not deliver the share certificate(s) representing the shares in respect of which the Election is being made within three trading days after the Election Deadline.

     In order to receive the Merger Consideration, this Election Form and Letter of Transmittal mast be (1) completed and signed in the space in the box labeled "Shareholder(s) Sign Here" and on the Substitute Form W-9 and (2) mailed or delivered with the holder's share certificate(s) or a Guarantee of Delivery to the Exchange Agent at the appropriate address set forth above (or the facsimile number, if applicable). In order to properly make an Election, the Election Form and Letter of Transmittal and other required documents must be received by the Exchange Agent prior to the Election Deadline. Union Community will notify the Exchange Agent of any extension of the Election Deadline by oral notice (promptly confirmed in writing) or written notice. Union Community will make a press release or other public announcement of that extension prior to 9:00 a.m., ________ time, on the next business day following the previously scheduled Election Deadline.

     If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this Election Form and Letter of Transmittal covers all of the Montgomery common shares owned of record by the undersigned in a representative or fiduciary capacity for that particular beneficial owner.

     The undersigned hereby acknowledges receipt of the Proxy Statement and agrees that all Elections, instructions and orders in this Election Form and Letter of Transmittal are subject to the terms and conditions of the Agreement, the Proxy Statement and the instructions applicable to this Election Form and Letter of Transmittal. The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the effective time of the merger, the record holder of the Montgomery common shares represented by the share certificate(s) surrendered with this Election Form and Letter of Transmittal, with good title to those common shares and full power and authority
(1) to sell, assign and transfer those common shares free and clear of all liens, restrictions, charges and encumbrances, which shares are not subject to any adverse claims and (2) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of those Montgomery common shares.

                                     3 of 12

     The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Agreement and the instructions hereto. The undersigned hereby authorizes and instructs the Exchange Agent to deliver the certificate(s) covered hereby, and to receive on the undersigned's behalf, in exchange for the Montgomery common shares represented by such certificate(s), any check and/or any certificate(s) for Union Community common stock issuable to the undersigned. Further, the undersigned authorizes the Exchange Agent to follow any Election and to rely upon all representations, certifications and instructions contained in this Election Form and Letter of Transmittal. All authority conferred or agreed to be conferred in this Election Form and Letter of Transmittal is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.

     Record holders of Montgomery common shares who are nominees only may submit a separate Election Form and Letter of Transmittal for each beneficial holder for whom that record holder is a nominee. However, at the request of Union Community, that record holder must certify to the satisfaction of Union Community that the record holder holds those shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for whom a separate Election Form and Letter of Transmittal is submitted will be treated as a separate holder of Montgomery common shares.

     As a result of completing and signing this Election Form and Letter of Transmittal in accordance with the instructions, you will not need to sign the back of your stock certificates.



                                     4 of 12

                              GUARANTEE OF DELIVERY
                             (TO BE USED ONLY AS TO
                     CERTIFICATES NOT TRANSMITTED HEREWITH)
                              (See Instruction 15)


The undersigned, who is (check applicable box):

[ ]  a member of a registered national securities exchange;

[ ]  a member of The National Association of Securities Dealers, Inc.; or

[ ]  a commercial bank or trust company in the United States,

guarantees to deliver to the Exchange Agent either all of the certificate(s) for Montgomery common shares to which this Election Form and Letter of Transmittal relates, or such of those certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Montgomery, no later than 5:00 p.m., _______ time, on the third trading day after the Election Deadline.

                                                      Shares Represented by
               Certificate No.                           Each Certificate
               ---------------                        ---------------------

               ------------------------               ------------------------

               ------------------------               ------------------------

               ------------------------               ------------------------

               ------------------------               ------------------------


               ---------------------------------------------------------------
                              (Firm - Please Print)


               ---------------------------------------------------------------
                             (Authorized Signature)



               ---------------------------------------------------------------

               ---------------------------------------------------------------

               ---------------------------------------------------------------
                                    (Address)


               ---------------------------------------------------------------
                        (Area Code and Telephone Number)


               ---------------------------------------------------------------
                                     (Dated)



                                     5 of 12

                          SPECIAL DELIVERY INSTRUCTIONS
                            (See Instructions 6 & 8)

     To be completed ONLY if the check and/or the certificate for the Union Community common stock are to be issued in the name of the record holder(s) of the Montgomery common shares but are to be sent to another person or to an address other than as set forth beneath the record holder's signature on this Election Form and Letter of Transmittal.

     Check and/or certificate(s) for Union Community common stock to be delivered to: *

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Address:
        ------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                               (Include Zip Code)

                 *Please attach additional sheets if necessary.

--------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 6 and 8)

     To be completed ONLY if the check is to be made payable to and/or the certificate(s) for Union Community common stock is to be issued in the name of someone other than the record holder(s) of the Montgomery common shares or the name of the record holder(s) needs to be corrected or changed.

Issue    [ ] Certificate             [ ] Check to:

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Address:
        ------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                               (Include Zip Code)


  ----------------------------------------------------------------------------
                   (Tax Identification or Social Security No.)
                        (See Substitute Form W-9 Below)
--------------------------------------------------------------------------------

                            SHAREHOLDER(S) SIGN HERE
                    (Also complete Substitute Form W-9 below)

     o IMPORTANT: Please date and sign exactly as your name(s) appears on the enclosed certificate(s). If shares are held jointly, each owner must sign.

     A check(s) and/or certificate(s) for Union Community common stock will be issued only in the name of the person(s) submitting this Election Form and Letter of Transmittal and will be mailed to the address set forth beneath the person's signature unless the Special Delivery Instructions or Special Issuance Instructions are completed.


     -----------------------------------------------------------------------
                 (Signature(s) of Owner(s) - See Instruction 7)

Dated:
      ----------------------------------------------------------------------

   -------------------------------------------------------------------------
               Social Security or other Tax Identification Number
                         (See Substitute Form W-9 below)

     When signing as attorney, administrator, trustee, guardian, corporate office, attorney-in-fact, officer of a corporation or any other fiduciary or representative capacity, please provide the following information. See Instruction 7.

Name:
     ---------------------------------------------------------------------------

Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:  (    )
                                        ----------------------------------------

                               SIGNATURE GUARANTEE
                         (If required by Instruction 6)
                   Apply Signature Guarantee Medallion Below


--------------------------------------------------------------------------------

Note: In the event that the check and/or certificate representing Union Community common stock is to be issued in exactly the name of the record holder as inscribed on the surrendered Montgomery share certificate(s), the surrendered certificate(s) need not be endorsed and no guarantee of the signature on this Election Form and Letter of Transmittal is required.


                                     6 of 12

--------------------------------------------------------------------------------

              AFFIDAVIT OF LOST, STOLEN OR DESTROYED CERTIFICATE(S)

Name(s)
       -------------------------------------------------------------------------
Street Address
              ------------------------------------------------------------------
City                                   State                      Zip
     --------------------------------       --------------------     -----------
County
       -------------------------------------------------------------------------

CERTIFICATE NUMBER(s)*

      ______________ for _____________ shares of Montgomery Common Stock.
      ______________ for _____________ shares of Montgomery Common Stock.
      ______________ for _____________ shares of Montgomery Common Stock.

o If you do not have a record of your certificate number(s), leave line blank. These numbers will be researched. This research might cause a delay in the delivery of your shares.

o The processing of this affidavit will delay the issuance of your shares and any check for cash in lieu of fractional shares.

The undersigned person(s), being first duly sworn, deposes and says I am the lawful owner of the above described certificate(s) for shares of Montgomery Common Stock. The certificate(s) has not been endorsed, cashed, negotiated, transferred, assigned or otherwise disposed of. I have made a diligent search for the certificate(s) and have been unable to find it, and make this affidavit for the purpose of inducing the exchange of the certificate(s) without surrender of the certificate(s), and hereby agree to surrender the certificate(s) for cancellation should I, at any time, find the certificate(s). I, in consideration of the proceeds of the exchange of the shares represented by the certificate(s), agree to completely indemnify, protect and hold harmless Montgomery Financial Corporation and Union Community Bancorp, and any other party to the transaction (the "Obligees"), from and against all loss, costs and damages, including court costs and attorney's fees, which they may be subject to or liable for with respect to the cancellation and replacement of the certificate(s), the sale and purchase of shares represented thereby and the distribution of the proceeds of the certificate(s). The rights accruing to the Obligees under the preceding sentences shall not be limited by the negligence, inadvertence, accident, oversight or breach of any duty or obligation on the part of the Obligees or their respective officers, employees and agents or their failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or has occurred. I agree that this affidavit may be delivered to accompany a bond of indemnity underwritten to protect the foregoing parties.

Signature of Affiant (Shareholder)
                                  ----------------------------------------------
Signature of Co-Affiant (Joint Tenant)
                                       -----------------------------------------
Representative Capacity
                        --------------------------------------------------------
State of
           ---------------------------------------------------------------------
County of
          ----------------------------------------------------------------------

On this _____ day of _______________, 200__, appeared before me __________________________________ known to me to be the individual(s) who executed the foregoing instrument, and, being duly sworn, did depose and say that the statements contained therein are true. Notary Public

My commission expires

(AFFIX NOTARIAL SEAL)

--------------------------------------------------------------------------------

                                     7 of 12

===========================================================================================================================

                           PAYOR: The Fifth Third Bank
--------------------------------------------------------------------------------
Name (If joint  names,  list  first and  circle the name of the person or entity whose number you enter in Part 1 below)

  ----------------------------------------------------------------------------

Address
       -----------------------------------------------------------------------

City, State and Zip Code
                        ------------------------------------------------------

--------------------------------------------------------------------------------
SUBSTITUTE                      Part 1 - PLEASE PROVIDE YOUR                                   Social Security Number of
                                TAXPAYER IDENTIFICATION NUMBER IN                           Employer Identification Number
                                THE BOX AT RIGHT AND CERTIFY BY
                                SIGNING AND DATING BELOW                                    -----------------------------
Form W-9                        --------------------------------------------------------  ---------------------------------
                                Part 2 - Check this box if you are NOT subject
                                to backup withholding under the provisions of
Department of the Treasury      Section 3406(a)(1)(C) of the Internal Revenue
Internal Revenue Service        Code because (1) you have not been notified that
                                you are subject to backup withholding as a
                                result of failure to report all interest or
                                dividends or (2) the Internal Revenue Service
                                has notified you that you are no longer subject
Payer's Request For             to backup withholding: [ ]
Taxpayer Identification         -------------------------------------------------------------------------------------------
Number (TIN)                    CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I                   Part 3 -
                                CERTIFY THAT THE INFORMATION PROVIDED ON THIS
                                FORM IS TRUE, CORRECT AND COMPLETE


                                                                                                   Awaiting TIN   o
                                SIGNATURE                       DATE:
                                         --------------------        -----------
===========================================================================================================================


NOTE: Failure to complete and return this form may result in backup U.S. federal income tax withholding of 30.5% of any payments made to the you pursuant to the Agreement. Please review the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional details.


================================================================================

                CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within thirty (30) days, 30.5% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature                                          Date
          ---------------------------------------       ------------------------

================================================================================




                                     8 of 12

                                  INSTRUCTIONS

1. General. This Election Form and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those holders of Montgomery common shares who desire to make an Election. It may also be used as a letter of transmittal for holders of Montgomery common shares who do not complete the Election Form and Letter of Transmittal prior to the Election Deadline. Holders of Montgomery common shares who do not complete and submit this Election Form and Letter of Transmittal prior to the Election Deadline cannot make an election. They will be deemed to have made No Election.

     Until a record holder's share certificate(s) are received by the Exchange Agent at the appropriate address (or by the facsimile number solely with respect to a Guarantee of Delivery) set forth on the front of this Election Form and Letter of Transmittal, together with any other documents the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, the holder will not receive any certificate representing the Stock Consideration and/or check representing the Cash Consideration or the check representing cash in lieu of fractional shares (if any) in exchange for the holder's share certificate(s). No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares. Holders of Montgomery common shares receiving Stock Consideration will be entitled to any dividends or other distributions with respect to Union Community common stock which have a record date and are paid after the effective time of the merger at such time as they become entitled to receive the Union Community stock certificates.

     Completing and returning this Election Form and Letter of Transmittal does not have the effect of casting a vote with respect to approval of the Agreement and the related merger at the special meetings of shareholders of Montgomery or Union Community. In order to cast a vote, you must separately complete, sign and return the proxy card or cards you received.

2. Listing of Certificates. List the certificate number and number of shares for each certificate of Montgomery common shares surrendered in the space provided. The total number of shares surrendered should equal the total number of shares of Montgomery held of record at the effective time of the merger. The Exchange Agent may delay the exchange until any differences in the number of Montgomery common shares surrendered and the number of Montgomery common shares held of record is resolved.

     If your shares are registered differently on several stock certificates, it will be necessary for you to complete, sign and submit a separate Election Form and Letter of Transmittal for each different share registration.

     If the space provided for listing certificates is inadequate, the additional certificate numbers, number of shares, number of shares surrendered and registered owners should be listed on a separate, signed schedule attached to this Election Form and Letter of Transmittal.

3. Time in Which to Make an Election. For an election to be validly made, the Exchange Agent must receive, at the applicable address set forth on the front of this Election Form and Letter of Transmittal, prior to the Election Deadline, this Election Form and Letter of Transmittal, properly completed and executed and accompanied by all of the certificates listed in the box entitled "Description of Montgomery Common Shares Surrendered" representing Montgomery common shares owned by that holder or by a Guarantee of Delivery. Any shareholder whose Election Form and Letter of Transmittal and certificates (or Guarantee of Delivery) are not so received will be deemed to have made No Election. In the event Montgomery common shares covered by a Guarantee of Delivery are not received prior to the Election Deadline, unless that deadline has been extended in accordance with the Agreement, the holder of the shares will be deemed to have made No Election.

4. Change or Revocation of Election. Any holder of Montgomery common shares who has made an Election by submitting an Election Form and Letter of Transmittal to the Exchange Agent may at any time prior to the Election Deadline change that holder's Election by submitting to the Exchange Agent a revised Election Form and Letter of Transmittal, properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline. Any holder of Montgomery common shares may at any time prior to the Election Deadline revoke the Election and withdraw the certificate(s) for the holder's Montgomery common shares deposited with the Exchange Agent by written notice to the Exchange Agent received prior to the Election Deadline. After the Election Deadline, a holder of Montgomery common shares

                                     9 of 12
     may not change the Election and may not withdraw his or her certificate(s) unless the Agreement is terminated.

5. Nominees. Record holders of Montgomery common shares who are nominees only may submit a separate Election Form and Letter of Transmittal for each beneficial owner for whom the record holder is a nominee. However, at the request of Union Community the record holder must certify to Union
     Community's satisfaction that the record holder holds those Montgomery common shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for which a separate Election Form and Letter of Transmittal is submitted will be treated as a separate holder of Montgomery common shares.

6. Guarantee of Signatures. No signature Guarantee on the Election Form and Letter of Transmittal is required if this Election Form and Letter of Transmittal is signed by the registered holder(s) of the shares listed on this Election Form and Letter of Transmittal, unless the holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above. If either of those boxes has been completed, or if this Election Form and Letter of Transmittal is NOT signed by the registered holder(s) of the shares listed on this Election Form and Letter of Transmittal, all signatures on this Election Form and Letter of Transmittal must be guaranteed as described below.

     If signatures are required to be guaranteed, they must be guaranteed by one of the following:

     o    a commercial bank (not a savings bank or savings and loan association)
     o    a trust company
     o a brokerage firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc.

7. Signature Requirements. If this Election Form and Letter of Transmittal is signed by the registered holder(s) of the shares submitted, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without alteration, enlargement or any other change. If the shares are owned of record by two or more joint owners, all such owners must sign this Election Form and Letter of Transmittal. As described in Instruction 2, if any surrendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. If this Election Form and Letter of Transmittal or any certificates or stock powers are signed by one or more trustees, executors, administrators, guardians, attorneys- in-fact, officers of a corporation or other persons acting in a fiduciary or representative capacity, such person(s) should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of such person's or persons' authority so to act must be submitted.

     If this Election Form and Letter of Transmittal is signed by a person other than the registered holder(s) of the shares listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed as described in Instruction 6.

     In the event the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 8.

8. Special Issuance and Delivery Instructions. Unless instructions to the contrary are given in the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," the certificate representing Union Community common stock and/or the check to be distributed upon the surrender of Montgomery common shares pursuant to this Election Form and Letter of Transmittal will be issued in the name and mailed to the address of the record holder(s) set forth in the box entitled "Description of Montgomery Common Shares Surrendered."

     If the certificate and/or check are to be issued in the name of a person or persons other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (due to marriage or any other reason), the box entitled "Special Issuance Instructions" must be completed. If the certificate and/or check are to be sent to a person or persons other than the record holder(s) or to the record holder(s) at an address other than that shown in the box entitled "Description of Montgomery Common Shares Surrendered," the box entitled "Special Delivery Instructions" must be completed.

     If the box entitled "Special Issuance Instructions" is completed or the box entitled "Special Delivery Instructions" is completed other than for the sole purpose of changing the address of the record holder(s), the signature(s) of the person(s) signing this Election Form and Letter of Transmittal must be guaranteed. See Instruction 6.

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9.   Important Tax  Information - Substitute  Form W-9. Under the federal income tax law, a shareholder whose surrendered certificates are accepted for exchange is required to provide the Exchange Agent with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9. If the shareholder is an individual, the TIN is his or her Social Security Number. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to certain penalties imposed by the Internal Revenue Service. In addition, payments that are made to such a shareholder may be subject to backup withholding.

     Exempt shareholders (including, among others, all corporations and foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 30.5% of any such payments made to the shareholder. Backup withholding is not an additional tax. Rather the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     To Prevent Backup Withholding on payments that are made to a shareholder, the shareholder is required to notify the Exchange Agent of his or her correct TIN by completing the form appearing on this Election Form and Letter of Transmittal certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to backup withholding. SUBSTITUTE FORM W-9 CERTIFICATION GUIDELINES ARE INCLUDED WITH THESE INSTRUCTIONS.

     The shareholder is required to give the Exchange Agent the Social Security Number or Employer Identification Number of the record owner of the shares surrendered. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

10. Method of Delivery. The method of delivery of all documents is at the option and risk of the holder of Montgomery common shares. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. A large WHITE return envelope is enclosed. Do not return this Election Form and Letter of Transmittal using the smaller BLUE envelope provided for return of your proxy card. It is suggested that this Election Form and Letter of Transmittal be hand delivered or mailed to the Exchange Agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the Exchange Agent.

11. Payment Will Be Made by a Single Check or Certificate. Normally, a single check and/or a single certificate representing Union Community common stock will be issued. However, if for tax purposes or otherwise a holder wishes to have multiple certificates issued in particular denominations, explicit written instructions to the Exchange Agent should be provided.

12. Lost, Stolen or Destroyed Certificates. The Exchange Agent will accept Montgomery common shares properly submitted in compliance with this Election Form and Letter of Transmittal without physical delivery of the certificate(s) in the case of lost, stolen or destroyed certificates, subject to satisfactory completion of the enclosed Affidavit of Lost, Stolen, or Destroyed Certificate, and such other procedures as may be deemed necessary by the Exchange Agent, including the posting of bond or other security. Holders with lost, stolen or destroyed certificates should notify the Exchange Agent in writing and await instructions as to how to proceed.

13. Non-Consummation of Merger. Consummation of the merger is subject to the required approval of the shareholders of Montgomery and Union Community and to the satisfaction of certain other conditions. No payments related to any surrender of certificates will be made prior to the consummation of the merger, and no payments will be made to shareholders if the Agreement is terminated. If the Agreement is terminated, all Elections will be void and of no effect and certificates submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them

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


14. Voting Rights and Dividends. Holders of Montgomery common shares will continue to have the right to vote and to receive all dividends paid on Montgomery common shares deposited by them with the Exchange Agent until the merger becomes effective.

15.  Guarantee  of  Delivery.   Holders  of   Montgomery   common  shares  whose
     certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Election Deadline may deliver their Montgomery common shares by properly completing and duly executing a Guarantee of Delivery if:

     (1) the Guarantee of Delivery is made by or through a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company in the United States;

     (2) prior to the Election Deadline, the Exchange Agent receives a properly completed and duly executed Guarantee of Delivery, substantially in the form provided herein; and

     (3) the certificates for all the Montgomery common shares covered by the Guarantee of Delivery, in proper form for transfer (or a book entry confirmation), together with a properly completed and duly executed Election Form and Letter of Transmittal and any other documents required by the Election Form and Letter of Transmittal are received by the Exchange Agent within three trading days after the Election Deadline. If the above requirements are not satisfied in a timely manner, the holder will be deemed to make No Election.

16. Construction. All Elections will be considered in accordance with the terms and conditions of the Agreement.

     All questions with respect to the Election Form and Letter of Transmittal (including without limitation, questions relating to the timeliness, effectiveness or revocation of any Election) will be resolved by Union Community in its sole discretion, and any such resolution will be final and binding.

     With the consent of Union Community, the Exchange Agent may (but is not required to) waive any immaterial defects or variances in the manner in which the Election Form and Letter of Transmittal has been completed and submitted so long as the intent of the holder of Montgomery common shares submitting the Election Form and Letter of Transmittal is reasonably clear. The Exchange Agent is under no obligation to provide notification of any defects in the deposit and surrender of any certificate(s) formerly representing Montgomery common shares, nor will the Exchange Agent incur any liability for the failure to do so.

17. No Fractional Shares. No fraction of a share of Union Community common stock will be issued upon the surrender for exchange of certificate(s) for Montgomery common shares. In lieu of fractional shares, an amount of cash determined under a formula set forth in the Agreement will be paid by check.

18. Assistance and Information. Questions and requests for information or assistance relating to this Election Form and Letter of Transmittal should be directed to the Exchange Agent (telephone:(___)___-___). Additional copies of the Proxy Statement and this Election Form and Letter of Transmittal may be obtained from the Exchange Agent at either of its addresses (or the facsimile number) set forth on the front of this Election Form and Letter of Transmittal or by calling the Exchange Agent at the telephone number set forth in the preceding sentence.

                     The Information Agent for the Offer is:

                   Georgeson Shareholder Communications, Inc.
                             [                     ]

                Shareholders Please Call: (___) ___-___



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